Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the fiscal quarter ended December 31, 2010 as filed with Securities and Exchange Commission on the day hereof (the "Report"), I, W. Barry Gilbert, Chief Executive Officer of the Company and Susan E. Topel-Samek, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1.) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2.) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 8, 2011
/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer

/s/ Susan E. Topel-Samek
Susan E. Topel-Samek
Vice President and Chief Financial Officer